1 Q4 2014 EARNINGS CONFERENCE CALL BILL NUTI, CHAIRMAN AND CEO BOB FISHMAN, CFO February 10, 2015

2 NOTES TO INVESTORS FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that describe or relate to NCR's future plans, goals, intentions, strategies or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. The forward-looking statements in these materials include statements about NCR's key initiatives for 2015 and their expected impact and benefits; the impact of various actions with respect to NCR's pension plans; the future growth and transformation of NCR and its lines of business; NCR's FY 2015 and Q1 2015 financial outlook; and the costs and expected benefits and results of NCR's ongoing restructuring plan. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR's control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K and those factors detailed from time to time in NCR's other SEC reports. These materials are dated February 10, 2015, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this conference call and these materials will include the following "non-GAAP" measures: non- pension operating income (NPOI), non-GAAP diluted earnings per share (non-GAAP diluted EPS), free cash flow (FCF), adjusted free cash flow (adjusted FCF), operational gross margin, operational gross margin rate, expenses (non-GAAP), adjusted EBITDA, effective tax rate, non-GAAP net income and constant currency. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures and reconciliations of these non-GAAP measures to their directly comparable GAAP measures are included in the accompanying "Supplementary Non-GAAP Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. USE OF CERTAIN TERMS. As used in these materials, (i) the term "software-related revenue" includes software license, software maintenance, cloud, and professional services revenue associated with software delivery, (ii) the term "recurring revenue" means the sum of cloud, hardware maintenance and software maintenance revenue, and (iii) statements regarding NCR’s revenue or other measures on an organic basis or excluding Digital Insight, or growth on an “organic” basis or excluding Digital Insight, refer to such revenue, measures or growth excluding the results of Digital Insight. Investors are advised that the terms "cloud" and "cloud revenue" are used by NCR to describe its software-as-a-service offerings and the revenue associated therewith; prior earnings releases and presentation materials referred to these offerings and revenues as "SaaS" and "SaaS revenue." Investors are cautioned that in NCR's prior earnings releases and presentation materials, NCR used the term "software revenue," which does not include professional services revenue associated with software delivery. Therefore software revenue in such releases and presentation materials will not be directly comparable to software-related revenue in these materials. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

3 Q4 2014 FINANCIAL RESULTS REVENUE Q4 2013 Q4 2014 $1.67 billion Up 6% y/y / Up 11% constant currency Organic revenue up 5% constant currency Recurring revenue up 13%, 39% of total OPERATIONAL GROSS MARGIN Q4 2013 Q4 2014 29.0% 30.2% Up 120 bps y/y; up 10 bps y/y organically NPOI NPOI up 14% y/y; organic NPOI up 1% y/y Non-GAAP EPS up 6% y/y FREE CASH FLOW Q4 down y/y, but above revised guidance Q4 2013 Q4 2014 $221 million $251 million Q4 2013 Q4 2014 $317 million $229 million $1.77 billion NON-GAAP EPS Q4 2013 Q4 2014 $0.88 $0.83 Fx Impact ~($75M) Fx Impact ($0.06) Fx Impact ($6M)

4 FY 2014 FINANCIAL RESULTS REVENUE FY 2013 FY 2014 $6.12 billion Up 8% y/y / Up 10% constant currency Organic revenue up 4% constant currency Recurring revenue up 19%, 41% of total OPERATIONAL GROSS MARGIN FY 2013 FY 2014 28.5% 29.5% Up 100 bps y/y; down 30 bps y/y organically NPOI NPOI up 14% y/y; organic NPOI flat y/y Non-GAAP EPS down 2% y/y FREE CASH FLOW Solid improvement y/y FY 2013 FY 2014 $717 million $820 million FY 2013 FY 2014 $207 million $313 million $6.59 billion NON-GAAP EPS FY 2013 FY 2014 Fx Impact ~($120M) $2.81 $2.74 Fx Impact ($16M) FxImpact ($0.15)

5 SOFTWARE-RELATED REVENUE GROWTH Q4 2014 Q4 2013 $39 Q4 • Q4 Software-related revenue up 32% y/y; up 8% excluding Digital Insight • Q4 Professional Services revenue up 5% y/y • Q4 Cloud revenue up 231% y/y; up 15% excluding Digital Insight $477 Cloud Professional Services SW Licenses & SW Maintenance $171 FY 2014 $1,748 FY 2013 ($'s in Millions) • FY 2014 Software-related revenue up 38% y/y; up 12% excluding Digital Insight • FY 2014 Professional Services revenue up 16% y/y • FY 2014 Cloud revenue up 239% y/y; up 15% excluding Digital Insight $152 $159 $129 $189 FY $665 $492 $591 $616 $145 $510 $362 $1,271 Fx Impact ~($20M) Fx Impact ~($10M)

6 ($ in Millions) $6,123 SOFTWARE-RELATED REVENUE POSITIVELY IMPACTING MARGINS $5,730 $6,591 Operational Gross Margin 23.5% 24.9% 26.8% 28.5% 29.5% Up 600bp from 2010 $5,291 $4,711 Software-Related Revenue Hardware Revenue Other Services Revenue (Hardware Maintenance, Transaction Services) FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 46% 42% 45% 14% 13% 36% 43% 21% 16% 41% 45% 38% 39% 27% 34%

7 2014 SUMMARY Financial Services Transformation • Improved margins via software and cloud expansion • Customer Experience Software Platform, CxP, our multichannel software architecture gaining momentum Software and Cloud • Further expansion of higher margin revenues • NCR is a top 100 software company (1) Digital Insight • Transformed Financial Services through creation of leading end-to end multichannel banking platform • Strong FY 2014 performance and customer response • Successful integration of technology and people Pension - continued execution of Phase III • Further reduced our pension liabilities and future mandatory cash contributions Fox River • Overturned decisions that held NCR 100% liable for certain Fox River clean-up costs • Collected $106 million against API obligation and secured funding from three parties FURTHER TRANSFORMATION OF NCR AND EXECUTION AGAINST LEGACY ISSUES (1) Source: PwC Global 100 Software Leaders published March 2014.

8 2015: THE YEAR AHEAD Deliver market leading solutions that power consumer transactions today and tomorrow Continue to innovate and deliver value to customers Growth Driven by Innovation Software & Cloud Key Initiatives Build high performing global sales force backed by leading services delivery Strengthen NCR

9 For the Periods Ended December 31 Three Months Twelve Months 2014 2013 % Change 2014 2013 % Change Revenue $1,768 $1,670 6% (1) / 11%(2) $6,591 $6,123 8%(1) / 10%(2) Excluding Digital Insight 1,675 1,670 — % (1) / 5% (2) 6,242 6,123 2% (1) / 4% (2) Operational Gross Margin 534 484 10% 1,942 1,745 11% Operational Gross Margin Rate 30.2% 29.0% 29.5% 28.5% Expenses (non-GAAP) 283 263 8% 1,122 1,028 9% % of Revenue 16.0% 15.7% 17.0% 16.8% NPOI 251 221 14% 820 717 14% % of Revenue 14.2% 13.2% 12.4% 11.7% Interest and other expense (57) (32) 78% (213) (106) 101% Non-GAAP Diluted EPS (3) $0.88 $0.83 6% $2.74 $2.81 (2)% Q4 & FULL-YEAR OPERATIONAL RESULTS (1) As reported. (2) On a constant currency basis. (3) Effective tax rate of 20% in Q4 2014 and 25% in Q4 2013, 22% in FY 2014 and 22% in FY 2013. $ millions, except per share amounts

10 Revenue $1,768 $1,670 6% $6,591 $6,123 8% Gross Margin (1) 432 530 (18)% 1,732 1,740 —% Gross Margin Rate 24.4% 31.7% 26.3% 28.4% Expenses (1) 397 233 70% 1,379 1,074 28% % of Revenue 22.5% 14.0% 20.9% 17.5% Income from Operations (1) 35 297 (88)% 353 666 (47)% % of Revenue 2.0% 17.8% 5.4% 10.9% Interest and other expense (57) (38) 50% (216) (112) 93% GAAP Diluted EPS $0.22 $1.21 (82)% $1.06 $2.67 (60)% Q4 & FULL-YEAR GAAP RESULTS $ millions, except per share amounts 2014 2013 % Change For the Periods Ended December 31 (1) Decrease primarily related to the restructuring plan and pension expense in 2014 compared to pension benefit in 2013. Restructuring plan charges were $33M and $160M in Q4 2014 and FY 2014, respectively. Pension expense was $150M in Q4 2014 and pension benefit was $99M in Q4 2013. Pension expense was $152M in FY 2014 and pension benefit was $78M in FY 2013. 2014 2013 % Change Three Months Twelve Months

RESTRUCTURING UPDATE

Reallocating Resources to Higher-Growth Higher-Margin Opportunities

Product line-up

Proactively 'end-of-life'ing' older commodity hardware product lines that are costly to maintain yet provide little-to-no-return

Services productivity

Moving lower productivity Services positions to our new centers of excellence due to the positive impact of services innovation

Portfolio rationalization

Rationalizing hardware and software product lines to eliminate overlap and redundancy

Focused execution

Reducing layers of management and organizing around Divisions, improving decision-making, accountability and strategic execution

Progress Update [(1)]

- Expected savings of ~$18M in 2014, ~$70M in 2015 and ~$105M in 2016 with ~50% of the savings benefiting NPOI in each year
- Income statement charge of $200M to $225M in 2014 and 2015; $163M recorded in 2014
- Cash impact of $100M to $115M in 2014 and 2015; $29M paid in 2014
- 2,800 actions, with 1,900 replacements

(1) Updated from previous expectations of ~$90 million in annualized savings by 2016, total income statement charge of $150 million to $200 million, and cash impact of ~$50 million in 2014 and ~$50 million in 2015.

NCR
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12 Q4 & FULL-YEAR REVENUE BY SEGMENT Financial Services $968 $852 14% 20% $3,561 $3,115 14% 17% Excluding Digital Insight $875 $852 3% 9% $3,212 $3,115 3% 6% Retail Solutions 526 536 (2)% 2% 2,008 2,034 (1)% —% Hospitality 172 176 (2)% (1)% 659 626 5% 6% Emerging Industries 102 106 (4)% (1)% 363 348 4% 5% Total Revenue $1,768 $1,670 6% 11% $6,591 $6,123 8% 10% Excluding Digital Insight $1,675 $1,670 — % 5% $6,242 $6,123 2% 4% 2014 2013 %Change % Change (Constant Currency) $ millions For the Periods Ended December 31 2014 2013 %Change % Change (Constant Currency) Three Months Twelve Months

13 Q4 & FULL-YEAR OPERATING INCOME BY SEGMENT Financial Services (FS) $159 $111 $543 $356 % of Financial Services Revenue 16.4% 13.0% 15.2% 11.4% FS Excluding Digital Insight 132 111 439 356 % of FS Revenue Excluding Digital Insight 15.1% 13.0% 13.7% 11.4 % Retail Solutions 47 65 155 205 % of Retail Solutions Revenue 8.9% 12.1% 7.7% 10.1% Hospitality 29 26 91 100 % of Hospitality Revenue 16.9% 14.8% 13.8% 16.0% Emerging Industries 16 19 31 56 % of Emerging Industries Revenue 15.7% 17.9% 8.5% 16.1% NPOI $251 $221 $820 $717 % of Total Revenue 14.2% 13.2% 12.4% 11.7% NPOI Excluding Digital Insight $224 $221 $716 $717 % of Revenue Excluding Digital Insight 13.4% 13.2% 11.5% 11.7% $ millions 2014 2013 For the Periods Ended December 31 2014 2013 Three Months Twelve Months

FINANCIAL SERVICES

Q4 2014 Update



Financial Results

Revenue — Reported / Constant Currency

$968M ↑ +14% y/y ↑ +20% y/y

Organic Revenue — Reported / Constant Currency

$875M ↑ +3% y/y ↑ +9% y/y

Operating Income

$159M ↑ +43% y/y

Operating Margin

16.4% ↑ +340 bps

Key Metrics

- Organic orders down 11% driven by y/y declines in Russia, China, Americas and FX impact
- Backlog up 1% affected by Russia, China, and FX impact offset by growth in the rest of the world
- Operating income increased 43% with 55% from Digital Insight and 45% from core business
- Organic revenue up 3% y/y, up 9% constant currency, and organic operating margin up 210 bps
- Software-related revenue up 76%; up 13% excluding Digital Insight

Key Market Developments

- Excellent performance in key markets
  - Success in North America, Brazil, Western Europe and MEA
  - Challenges in Russia and unfavorable FX impact
- Solution portfolio gaining traction
  - Branch Transformation revenues up well over 90% y/y
  - Solid organic software license revenue growth
- Digital Insight performing ahead of expectations
  - Q4 revenue of $93 million and operating income of $27 million
  - Continued strong mobile growth - 6.8M mobile active users vs. 5.1M last year
  - Record new signings exiting 2014

NCR

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RETAIL SOLUTIONS
Q4 2014 Update



Financial Results

Revenue — Reported / Constant Currency
$526M ↓ -2% y/y ↑ +2% y/y

Operating Income
$47M ↓ -28% y/y

Operating Margin
8.9% ↓ -320 bps

Key Metrics

- Orders down 16% y/y driven by challenges in Tier I hardware offset by software-related growth in North America. Backlog, adjusted for a Q4 customer order cancellation, down 6%
- Q4 revenue and operating margin as expected, impacted by redirected IT spend and delays in customer rollouts; Revenue up 2% on a constant currency basis
- Operating margin up 400 basis points over Q3 2014
- Software-related revenue up 2%

Key Market Developments

- Challenging retail market still impacting results, some positive signs in Q4 as noted below
- Continued strong demand for our Omni-channel solutions
- Strong y/y growth in professional services & software maintenance in-line with our strategy to move to a more software & services led business; Added 6,000 new Connected Payment stores
- Self checkout revenue up 5% y/y
  - Our expansion into emerging markets is yielding positive results with 3 new customer wins in Russia
  - Early success with our new "slim line" card, the only form factor designed for grab and go, convenience and department specialty retail with win at Muji Department stores in Japan
- NCR's Cornell-Mayo Software Takes Most #1 Rankings in 2014 RIS Software Leaderboard

NCR 15

16 ▪ Total revenue lower y/y due to decreased spend by certain global quick service restaurants ▪ Software-related revenue up 17% ▪ Cloud revenue up 19% ▪ Cloud application sites up 16% y/y ▪ Operating income increased due to favorable mix, driven by growth in software-related revenues Financial Results Revenue Reported Constant Currency $172M Operating Income $29M -2% y/y +12% y/y HOSPITALITY Q4 2014 Update Key Metrics Operating Margin 16.9% +210 bps Key Market Developments • Our EngageTM Platform, which enables restaurant operators to leverage ordering, payment, loyalty and feedback functionality in one seamless-connected, consumer-driven experience, continues to grow surpassing 40,000 total application sites and 6,000 on-line ordering sites • Continuing to advance North America SMB market strategy with 7% revenue growth y/y and 19% software- related revenue growth y/y • International software-related revenue grew by 15% y/y • Software revenue growth driven by increasing wallet share with our existing customers through implementation of digital signage, back office and consumer engagement solutions and services -1% y/y

EMERGING INDUSTRIES
Q4 2014 Update




Financial Results

Revenue	Reported	Constant Currency
$102M	↓ -4% y/y	↓ -1% y/y

Operating Income

$16M ↓ -16% y/y

Operating Margin

15.7% ↓ -220 bps

Key Metrics

- Telecom & Technology revenue flat
- Travel revenue down 26% due to a more selective approach, focusing on higher margin business
- Small Business continues to gain momentum
- Operating income negatively impacted by costs related to managed services contracts and continued investment in Small Business

Key Market Developments

Telecom & Technology

- Base expansion wins in new portfolios: Advanced and Managed Services
- Added two new Telecom expansion accounts
- Launched strategic partnership to deliver next-gen security solution

Travel

- Delivered a record 37M mobile airline boarding passes in Q4 2014, up 185% y/y
- Delivered a record 639K mobile airline boarding passes on Nov 30, 2014, up 20% over previous daily record

Small Business (NCR Silver)

- Increased adoption of NCR Silver; Customer base up 21% over Q3 2014 and up 171% y/y

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18 Q4 SUPPLEMENTAL REVENUE INFORMATION For the Periods Ended December 31 Three Months Twelve Months 2014 2013 % Change % Change (Constant Currency) 2014 2013 % Change % Change (Constant Currency) Cloud $129 $39 231% 233% $492 $145 239% 240% Excluding Digital Insight 45 39 15% 17% 167 145 15% 16% Software License and Software Maintenance 189 171 11% 14% 665 616 8% 9% Professional Services 159 152 5% 9% 591 510 16% 18% Total Software-Related Revenue 477 362 32% 35% 1,748 1,271 38% 39% Excluding Digital Insight 392 362 8% 11% 1,419 1,271 12% 13 % Hardware 714 715 —% 5% 2,571 2,605 (1)% 1% Other Services 577 593 (3)% 1% 2,272 2,247 1% 3% Total Revenue $1,768 $1,670 6% 11% $6,591 $6,123 8% 10% $ millions

19 FREE CASH FLOW Cash Provided by Operating Activities (1) $289 $265 $595 - $625 $524 $281 Net capital expenditures (61) (71) (215) - (235) (258) (226) Cash Used In Discontinued Operations (29) (1) (35) (1) (52) Pension discretionary contributions and settlements 30 124 — 48 204 Free Cash Flow $229 $317 $325 - $375 $313 $207 Free Cash Flow as a % of non-GAAP net income ~75% 67% 44% $ millions, except metrics For the Periods Ended December 31 Three Months Twelve Months 2014 2013 FY 2015e 2014 2013 (1) Includes cash tax rate of 11%, 12%, and 13% in 2013, 2014, and 2015.

20 FREE CASH FLOW GENERATION 2015e 2014 2013 Free Cash Flow (FCF) $325 - $375 $313 $207 plus: Pension 35 39 79 plus: Discontinued Ops 35 1 52 plus: Acquisition-related costs 10 28 43 plus: Restructuring plan 70 - 85 29 — Adjusted FCF ~$490 - $525 $410 $381 Adjusted FCF as a % of non-GAAP net income ~100% 87% 80% $ millions, except metrics

21 WORKING CAPITAL METRICS Q4 2014 Q4 2013 Accounts Receivable $1,404 $1,339 Days Sales Outstanding 71 72 Inventory $669 $790 Days on Hand 45 62 Accounts Payable $712 $670 Days Payable Outstanding 48 53 Deferred Revenue $494 $525 Working Capital $867 $934 % of last 12 months revenue 13.2% 15.3% Cash Conversion Cycle 69 79 $ in millions, except metrics

22 NET DEBT & EBITDA METRICS Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Debt $3,354 $3,949 $3,923 $3,745 $3,659 Cash 528 515 483 424 511 Net Debt $2,826 $3,434 $3,440 $3,321 $3,148 Adjusted EBITDA $870 $904 (1) $941 (1) $963 (1) $1,000 Net Debt / Adjusted EBITDA 3.2x 3.8x 3.7x 3.4x 3.1x $ in millions, except metrics (1) Adjusted EBITDA for the trailing twelve-month period. Goal for Debt / Adjusted EBITDA under 3x in 2015

23 PENSION UPDATE 2011 2012 2013 2014 2015e Pension Assets $4.7B $5.2B $5.0B $4.2B Pension Liability $6.1B $5.7B $5.1B $4.4B Pension Funded Status(1) $(1.4B) $(0.5B) $(0.1B) $(0.2B) Pension Contributions(2) $125M $152M $79M $39M $35M Pension Expense (Benefit)(3) $582M $(224M) $(78M) $152M $4M (1) The 2014 Funded Status of $(0.2B) includes the UK London Plan which is ~$420M overfunded and is expected to fully transfer to an insurer in 2015 or early 2016. (2) Excludes discretionary pension contributions of $600M in 2012, $204M in 2013 and $48M in 2014. FY 2015e does not include any discretionary pension contributions. (3) Includes Q4 mark to market adjustment of $570M in 2011, $(262M) in 2012, $(104M) in 2013, and ~$150M in 2014. FY 2015e excludes the impact of any mark to market adjustments and the impact of the transfer of the UK London plan.

24 2015 Guidance 2014 Revenue $6,525 - $6,675 (1) $6,591 Year-over-Year Revenue Growth (1%) to 1% (1) 8% Constant Currency Year-Over-Year Revenue Growth 4% to 6% 10% Income from Operations (GAAP)(2) $625 - $690 $353 Non-Pension Operating Income (NPOI) $830 - $870 $820 Adjusted EBITDA $1,046 - $1,086 $1,000 Diluted EPS (GAAP)(2) $1.80 - $2.10 $1.06 Non-GAAP Diluted EPS(3) $2.60 - $2.80 $2.74 Cash Flow from Operating Activities $595 - $625 $524 Free Cash Flow $325 - $375 $313 FY 2015 GUIDANCE $ in millions, except per share amounts(1) Includes 5% of unfavorable foreign currency fluctuations. (2) Income from operations and diluted earnings per share guidance excludes the impact of the actuarial mark to market pension adjustment that will be determined in the fourth quarter of 2015 and the impact of the transfer of the UK London plan. (3) 2015 guidance includes expected other expense (income), net (OIE) of $215M to $220M, a 25% tax rate and a share count of 175M. 2014 results include OIE of $213M, a 22% tax rate and a share count of 171.2M.

25 2015 SEGMENT REVENUE GUIDANCE Segment 2015e 2015e Constant Currency FY 2014 Financial Services (2%) to 0% 3% to 5% $3,561 Retail Solutions (1%) to 1% 4% to 6% $2,008 Hospitality 3% to 7% 5% to 9% $659 Emerging Industries (6%) to (1%) (2%) to 3% $363 Total (1%) to 1% 4% to 6% $6,591 $ in millions

26 Q1 2015 GUIDANCE Q1 2015e Q1 2014 Income from Operations (GAAP) $90 - $100 (1) $108 Non-Pension Operating Income (Non-GAAP) $140 - $150 (2) $155 Tax rate 23% 17% Other expense ~$55 $50 $ millions (1) Includes an estimated pre-tax charge of $15M related to the ongoing restructuring plan in Q1 2015. (2) Includes an estimated unfavorable foreign currency impact of approximately $10M in NPOI in Q1 2015.

27 Q4 AND FY 2014 SUMMARY • Q4 and FY 2014 results in-line with revised outlook • Strong y/y expansion of software, cloud and recurring revenues • Financial Services delivered a strong quarter and year • Balanced geographic performance • Branch Transformation solutions winning share and driving retail banking transformation • Digital Insight delivering results ahead of plan and positive customer response • Retail Solutions facing ongoing challenges • Market factors continue to impact results • Increased market leadership position by significantly improving Services delivery • Hospitality expanding its global footprint • Added new customers around the world • Solid growth in software, cloud, and cloud application sites • Restructuring plan delivering cost savings and operational results • Further execution against legacy items reduces risk and delivers cash flow benefits

SUPPLEMENTARY NON-GAAP MATERIALS

29 NON-GAAP MEASURES While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. NPOI, Non-GAAP Diluted EPS, Operational Gross Margin, Operational Gross Margin Rate, Expenses (non-GAAP), Effective Tax Rate and Non-GAAP Net Income. NCR's non-pension operating income (NPOI), non-GAAP net income and non-GAAP diluted earnings per share (non-GAAP diluted EPS) are determined by excluding pension expense and special items, including amortization of acquisition related intangibles, from NCR's GAAP income (loss) from operations. NCR also determines operational gross margin, operational gross margin rate, expenses (non-GAAP) and effective tax rate (non-GAAP) by excluding pension expense and these special items from its GAAP gross margin, gross margin rate, expenses and effective tax rate. Due to the significant change in its pension expense from year to year and the non-operational nature of pension expense and these special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR also uses NPOI and non-GAAP diluted EPS to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow and Adjusted Free Cash Flow. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and settlements. NCR defines adjusted free cash flow as free cash flow plus required pension contributions, cash provided by/used in discontinued operations, and cash flow impact of special items. NCR's management uses free cash flow and adjusted free cash flow to assess the financial performance of the Company and believes they are useful for investors because they relate the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow and adjusted free cash flow indicate the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow and adjusted free cash flow do not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measures. Free cash flow (FCF) and adjusted free cash flow (adjusted FCF) do not have uniform definitions under GAAP and, therefore, NCR's definitions may differ from other companies' definitions of these measures.

30 NON-GAAP MEASURES Adjusted EBITDA. NCR believes that Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP income (loss) from continuing operations plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension expense (benefit); and plus special items included in the definition of NPOI. NCR believes that its ratio of net debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. Revenue Growth on a Constant Currency Basis. NCR's period-over-period revenue growth on a constant currency basis excludes the effects of foreign currency translation. Due to the variability of foreign exchange rates from period to period, NCR's management uses revenue growth on a constant currency basis to evaluate period-over-period operating performance. Revenue growth on a constant currency basis is calculated by translating prior period revenue at current period monthly average exchange rates. NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non- GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com.

31 Income from Operations (GAAP) to Non-Pension Operating Income (non-GAAP) and Adjusted EBITDA (non-GAAP) in millions FY 2013 Q1 2014 LTM Q2 2014 LTM Q3 2014 LTM FY 2014 FY 2015e Q1 2015e Q1 2014 Income from Operations (GAAP) $666 $689 $719 $615 $353 $625 -$690 $90 - $100 $108 Pension Expense (Benefit) (78) (86) (93) (97) 152 4 1 (1) Restructuring Plan — — — 127 160 39 - 64 15 — Acquisition-Related Amortization of Intangibles 65 81 94 106 119 127 32 30 Acquisition-Related Costs 46 44 36 27 27 10 2 14 Acquisition-Related Purchase Price Adjustment 15 12 11 9 6 — — 3 OFAC and FCPA Investigations(1) 3 3 4 3 3 — — 1 Non-Pension Operating Income (non-GAAP) $717 $743 $771 $790 $820 $830 - $870 $140 - $150 $155 Depreciation and Amortization 127 132 143 146 152 175 Ongoing Pension Expense (15) (12) (11) (6) (3) (4) Stock Compensation Expense 41 41 38 33 31 45 Adjusted EBITDA $870 $904 $941 $963 $1,000 $1,046 -$1,086 GAAP TO NON-GAAP RECONCILIATION (1) Estimated expenses for 2015 will be affected by, among other things, the status and progress of these matters.  There can be no assurance that the Company will not be subject to fines or other remedial measures as a result of OFAC's, the SEC's or the DOJ's investigations.

GAAP TO NON-GAAP RECONCILIATION

Q4 2014 QTD

in millions (except per share amounts)	Q4 QTD 2014 GAAP	Restructuring plan	Acquisition-related amortization of intangibles	Acquisition-related costs	Acquisition-related purchase price adjustments	OFAC and FCPA Investigations	Pension (expense) benefit	Q4 QTD 2014 non-GAAP
Product revenue	$815	$—	$—	$—	$—	$—	$—	$815
Service revenue	953	—	—	—	—	—	—	953
Total revenue	1,768	—	—	—	—	—	—	1,768
Cost of products	599	—	(10)	—	—	—	(3)	586
Cost of services	737	(1)	(6)	—	—	—	(82)	648
Gross margin	432	1	16	—	—	—	85	534
Gross margin rate	24.4%	0.1%	0.9%	—%	—%	—%	4.8%	30.2%
Selling, general and administrative expenses	288	—	(14)	(2)	—	(1)	(47)	224
Research and development expenses	77	—	—	—	—	—	(18)	59
Restructuring-related charges	32	(32)	—	—	—	—	—	—
Total expenses	397	(32)	(14)	(2)	—	(1)	(65)	283
Total expense as a % of revenue	22.5%	(1.8)%	(0.8)%	(0.1)%	—%	(0.1)%	(3.7)%	16.0%
Income (loss) from operations	35	33	30	2	—	1	150	251
Income (loss) from operations as a % of revenue	2%	1.9%	1.7%	0.1%	—%	0.1%	8.4%	14.2%
Interest and Other (expense) income, net	(57)	—	—	—	—	—	—	(57)
Income (loss) from continuing operations before income taxes	(22)	33	30	2	—	1	150	194
Income tax expense (benefit)	(62)	14	10	1	—	—	76	39
Effective tax rate	282%							20%
Income (loss) from continuing operations	40	19	20	1	—	1	74	155
Net income (loss) attributable to noncontrolling interests	2	2	—	—	—	—	—	4
Income (loss) from continuing operations (attributable to NCR)	$38	$17	$20	$1	$—	$1	$74	$151
Diluted earnings per share	$0.22	$0.10	$0.11	$0.01	$—	$0.01	$0.43	$0.88

32

GAAP TO NON-GAAP RECONCILIATION

FY 2014

in millions (except per share amounts)	FY 2014 GAAP	Restructuring plan	Acquisition-related amortization of intangibles	Acquisition-related costs	Acquisition-related purchase price adjustments	OFAC and FCPA Investigations	Pension (expense) benefit	FY 2014 non-GAAP
Product revenue	$2,892	—	—	—	—	—	—	$2,892
Service revenue	3,699	—	—	—	—	—	—	3,699
Total revenue	6,591	—	—	—	—	—	—	6,591
Cost of products	2,153	(9)	(39)	—	(4)	—	(3)	2,098
Cost of services	2,706	(47)	(24)	—	(2)	—	(82)	2,551
Gross margin	1,732	56	63	—	6	—	85	1,942
Gross margin rate	*26.3%*	*0.8%*	*1%*	*—%*	*0.1%*	*—%*	*1.3%*	*29.5%*
Selling, general and administrative expenses	1,012	—	(56)	(27)	—	(3)	(48)	878
Research and development expenses	263	—	—	—	—	—	(19)	244
Restructuring-related charges	104	(104)	—	—	—	—	—	—
Total expenses	1,379	(104)	(56)	(27)	—	(3)	(67)	1,122
Total expense as a % of revenue	*20.9%*	*(1.6)%*	*(0.8)%*	*(0.4)%*	*—%*	*—%*	*(1.1)%*	*17%*
Income (loss) from operations	353	160	119	27	6	3	152	820
Income (loss) from operations as a % of revenue	*5.4%*	*2.4%*	*1.8%*	*0.4%*	*0.1%*	*—%*	*2.3%*	*12.4%*
Interest and Other (expense) income, net	(216)	3	—	—	—	—	—	(213)
Income (loss) from continuing operations before income taxes	137	163	119	27	6	3	152	607
Income tax expense (benefit)	(48)	45	39	7	2	1	86	132
Effective tax rate	*(35)%*							*22%*
Income (loss) from continuing operations	185	118	80	20	4	2	66	475
Net income (loss) attributable to noncontrolling interests	4	2	—	—	—	—	—	6
Income (loss) from continuing operations (attributable to NCR)	$181	$116	$80	$20	$4	$2	$66	$469
Diluted earnings per share	$1.06	$0.68	$0.47	$0.12	$0.02	$0.01	$0.38	$2.74

NCR

33

GAAP TO NON-GAAP RECONCILIATION

Q4 2013 QTD

in millions (except per share amounts)	Q4 QTD 2013 GAAP	Acquisition-related amortization of intangibles	Acquisition-related costs	Acquisition-related purchase price adjustments	OFAC and FCPA Investigations	Japan valuation reserve release	Pension (expense) benefit	Q4 QTD 2013 non-GAAP
Product revenue	$801	—	—	—	—	—	—	$801
Service revenue	869	—	—	—	—	—	—	869
Total revenue	**1,670**	—	—	—	—	—	—	**1,670**
Cost of products	575	(9)	—	(1)	—	—	2	567
Cost of services	565	—	—	(2)	—	—	56	619
Gross margin	530	9	—	3	—	—	(58)	484
Gross margin rate	***31.7%***	*0.5%*	*—%*	*0.2%*	*—%*	*—%*	*-3.4%*	***29.0%***
Selling, general and administrative expenses	193	(8)	(2)	—	(1)	—	28	210
Research and development expenses	40	—	—	—	—	—	13	53
Total expenses	233	(8)	(2)	—	(1)	—	41	263
Total expense as a % of revenue	*14.0%*	*(0.5)%*	*(0.1)%*	*—%*	*(0.1)%*	*—%*	*2.4%*	*15.7%*
Income (loss) from operations	**297**	17	2	3	1	—	(99)	**221**
Income (loss) from operations as a % of revenue	*17.8%*	*0.9%*	*0.1%*	*0.2%*	*0.1%*	*—%*	*(5.9)%*	*13.2%*
Interest and Other (expense) income, net	(38)	—	6	—	—	—	—	(32)
Income (loss) from continuing operations before income taxes	259	17	8	3	1	—	(99)	189
Income tax expense (benefit)	54	5	2	1	—	15	(29)	48
Effective tax rate	*21%*							*25%*
Income (loss) from continuing operations	205	12	6	2	1	(15)	(70)	141
Net income (loss) attributable to noncontrolling interests	(1)	—	—	—	—	—	—	(1)
Income (loss) from continuing operations (attributable to NCR)	$206	$12	$6	$2	$1	($15)	($70)	$142
Diluted earnings per share	**$1.21**	$0.07	$0.03	$0.01	$0.01	($0.09)	($0.41)	**$0.83**

NCR

34

GAAP TO NON-GAAP RECONCILIATION

FY 2013

in millions (except per share amounts)	FY 2013 GAAP	Acquisition-related amortization of intangibles	Acquisition-related costs	Acquisition-related purchase price adjustments	OFAC and FCPA Investigations	Japan valuation reserve release	Pension (expense) benefit	FY 2013 non-GAAP
Product revenue	$2,912	—	—	—	—	—	—	$2,912
Service revenue	3,211	—	—	—	—	—	—	3,211
Total revenue	**6,123**	—	—	—	—	—	—	**6,123**
Cost of products	2,152	(36)	—	(1)	—	—	2	2,117
Cost of services	2,231	—	—	(14)	—	—	44	2,261
Gross margin	1,740	36	—	15	—	—	(46)	1,745
Gross margin rate	***28.4%***	*0.6%*	*—%*	*0.2%*	*—%*	*—%*	*-0.7%*	***28.5%***
Selling, general and administrative expenses	871	(29)	(46)	—	(3)	—	22	815
Research and development expenses	203	—	—	—	—	—	10	213
Total expenses	1,074	(29)	(46)	—	(3)	—	32	1,028
Total expense as a % of revenue	*17.5%*	*(0.5)%*	*(0.7)%*	*—%*	*—%*	*—%*	*0.5%*	*16.8%*
Income (loss) from operations	**666**	65	46	15	3	—	(78)	**717**
Income (loss) from operations as a % of revenue	*10.9%*	*1.1%*	*0.8%*	*0.2%*	*—%*	*—%*	*(1.3)%*	*11.7%*
Interest and Other (expense) income, net	(112)	—	6	—	—	—	—	(106)
Income (loss) from continuing operations before income taxes	554	65	52	15	3	—	(78)	611
Income tax expense (benefit)	98	17	16	5	1	15	(20)	132
Effective tax rate	*18%*							*22%*
Income (loss) from continuing operations	456	48	36	10	2	(15)	(58)	479
Net income (loss) attributable to noncontrolling interests	4	—	—	—	—	—	—	4
Income (loss) from continuing operations (attributable to NCR)	$452	$48	$36	$10	$2	($15)	($58)	$475
Diluted earnings per share	**$2.67**	$0.29	$0.21	$0.06	$0.01	($0.09)	($0.34)	**$2.81**

35

36 GAAP TO NON-GAAP RECONCILIATION FY 2015e Diluted EPS (GAAP) $1.80 - $2.10 Pension Expense (Benefit) 0.01 Restructuring Plan 0.18 - 0.28 Acquisition-Related Costs 0.04 Acquisition-Related Amortization of Intangibles 0.47 Acquisition-Related Purchase Price Adjustment — OFAC and FCPA Investigations(1) — Non-GAAP Diluted EPS $2.60 - $2.80 Diluted Earnings per Share (GAAP) to Non-GAAP Diluted Earnings per Share (non-GAAP) (1) Estimated expenses for 2015 will be affected by, among other things, the status and progress of these matters.  There can be no assurance that the Company will not be subject to fines or other remedial measures as a result of OFAC's, the SEC's or the DOJ's investigations.

37 GAAP TO NON-GAAP RECONCILIATIONS FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 Gross Margin as a % of Revenue (GAAP) 22.9% 18% 28.7% 28.4% 26.3% Pension expense (benefit) 0.6% 6.8% (2.2)% (0.7)% 1.3% Restructuring plan - - - - 0.8% Acquisition-related purchase price adjustments - - - 0.2% 0.1% Acquisition-related amortization of intangibles - 0.1% 0.3% 0.6% 1.0% Operational Gross Margin Rate (non- GAAP) 23.5% 24.9% 26.8% 28.5% 29.5% Gross Margin as a % of Revenue (GAAP) to Operational Gross Margin Rate (non-GAAP)

38 GAAP TO NON-GAAP RECONCILIATIONS Revenue Growth % (GAAP) to Revenue Growth % on a Constant Currency Basis (non-GAAP) Q4 2014 FY 2014 Revenue Growth % (GAAP) 6% 8% Unfavorable foreign currency fluctuation impact 5% 2% Revenue Growth % on a Constant Currency Basis (non-GAAP) 11% 10%

39